Exhibit 10.5
EXECUTION VERSION
TERM LOAN 2 SECURITY AGREEMENT
Dated as of March 17, 2010
among
HYPERION AIRCRAFT INC.,
DELOS AIRCRAFT INC.,
ARTEMIS (DELOS) LIMITED,
APOLLO AIRCRAFT INC.,
and
THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors
and
BANK OF AMERICA, N.A.,
as the Collateral Agent

T A B L E  O F  C O N T E N T S

i

PAGE
Section 5.04 Reliance; Agents; Advice of Counsel	22
Section 5.05 No Individual Liability	24

ARTICLE VI SUCCESSOR COLLATERAL AGENT	24

Section 6.01 Resignation and Removal of the Collateral Agent	24
Section 6.02 Appointment of Successor	24

ARTICLE VII INDEMNITY AND EXPENSES	25

Section 7.01 Indemnity	25
Section 7.02 Secured Parties’ Indemnity	26
Section 7.03 No Compensation from Secured Parties	26
Section 7.04 Collateral Agent Fees	26

ARTICLE VIII MISCELLANEOUS	27

Section 8.01 Amendments; Waivers; Etc	27
Section 8.02 Addresses for Notices	27
Section 8.03 No Waiver; Remedies	28
Section 8.04 Severability	28
Section 8.05 Continuing Security Interest; Assignments	28
Section 8.06 Release and Termination	29
Section 8.07 Currency Conversion	29
Section 8.08 Governing Law	30
Section 8.09 Jurisdiction; Consent to Service of Process	30
Section 8.10 Counterparts	30
Section 8.11 Table of Contents, Headings, Etc	31
Section 8.12 Non-Invasive Provisions	31
Section 8.13 Limited Recourse	31

SCHEDULES

Schedule I Aircraft Objects
Schedule II Pledged Equity Interests; Pledged Debt
Schedule III Trade Names
Schedule IV Chief Place of Business and Chief Executive or Registered Office
Schedule V Insurance

EXHIBITS

Exhibit A-1 Form of Collateral Supplement
Exhibit A-2 Form of Grantor Supplement
Exhibit B Form of Charge Over Shares of Irish Subsidiary Holdco
Exhibit C Form of Account Control Agreement

ii

SECURITY AGREEMENT
          This SECURITY AGREEMENT (this “Agreement”), dated as of March 17, 2010, is made among HYPERION AIRCRAFT INC., a California corporation (“Parent Holdco”), DELOS AIRCRAFT INC., a California corporation (the “Borrower”), ARTEMIS (DELOS) LIMITED, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), APOLLO AIRCRAFT INC., a California corporation (the “CA Subsidiary Holdco”) and the ADDITIONAL GRANTORS who from time to time become grantors under this Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).
PRELIMINARY STATEMENTS:
          (1) International Lease Finance Corporation (“ILFC”), the Borrower, Parent Holdco, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, the lenders identified therein (the “Lenders”), Bank of America, N.A. as the administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent have entered into the Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower.
          (2) ILFC is the direct or indirect owner of certain Aircraft and ILFC and certain of its Affiliates are parties to lease and sub-lease contracts with respect to such Aircraft.
          (3) (a) Parent Holdco owns 100% of the outstanding capital stock of the Borrower, (b) the Borrower owns 100% of the outstanding capital stock of the CA Subsidiary Holdco and 100% of the Equity Interests of the Irish Subsidiary Holdco, (c) the Irish Subsidiary Holdco and the CA Subsidiary Holdco will acquire, from time to time, 100% of the Equity Interests in Lessor Subsidiaries that will, from time to time on or after the Effective Date, acquire Pool Aircraft from ILFC or its Affiliates and (d) CA Subsidiary Holdco or Irish Subsidiary Holdco will own 100% of the Equity Interests of any Intermediate Lessee that will, from time to time after the Effective Date, act as leasing intermediary with respect to certain Pool Aircraft.
          (4) The Grantors in each case party thereto have agreed pursuant to the Credit Agreement, and it is a condition precedent to the making and release of the Loans by the Lenders under the Credit Agreement, that the Grantors grant the security interests required by this Agreement.
          (5) Each Grantor will derive substantial direct and indirect benefit from the transactions described above.
          (6) Bank of America is willing to act as the Collateral Agent under this Agreement.

          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its respective benefit and the benefit of the other Secured Parties as follows:
ARTICLE I
DEFINITIONS
          Section 1.01 Definitions. (a) Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:
          “1881 Act” has the meaning set forth in Section 2.20.
          “Account Collateral” has the meaning specified in Section 2.01(d).
          “Account Control Agreement” means the collateral account control agreement in the form attached hereto as Exhibit C in respect of the Collateral Account dated on or about the Effective Date among the Securities Intermediary, the Borrower and the Collateral Agent.
          “Additional Grantor” has the meaning specified in Section 8.01(b).
          “Agreed Currency” has the meaning specified in Section 8.07.
          “Agreement” has the meaning specified in the recital of parties to this Agreement.
          “Aircraft Objects” means, collectively, the Aircraft Objects (as defined in the Protocol) described on Schedule I hereto and in any Collateral Supplement or Grantor Supplement.
          “Airframe” means, individually, each of the airframes described on Schedule I hereto and in any Collateral Supplement or Grantor Supplement.
          “Bank of America” has the meaning specified in the recital of parties to this Agreement.
          “Beneficial Interest Collateral” has the meaning specified in Section 2.01(c).
          “Borrower” has the meaning specified in the preliminary statements of this Agreement.
          “Cape Town Lease” means any Lease (including any Lease between Grantors) that has been entered into, extended, assigned or novated after March 1, 2006 (or such later date as the Cape Town Convention may be given effect under the law of any applicable jurisdiction) (A) with a Cape Town Lessee or (B) where the related Aircraft Object is registered in a “Contracting State”.
          “Cape Town Lessee” means a lessee under a Lease that is “situated in” a “Contracting State”.

          “Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.
          “Collateral” has the meaning specified in Section 2.01.
          “Collateral Agent” has the meaning specified in the recital of parties to this Agreement.
          “Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.
          “Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.
          “Eligible Institution” means (a) Bank of America in its capacity as the Collateral Agent under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of AA (or the equivalent) or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.
          “Engine” means, individually, each of the aircraft engines described on Schedule I hereto or in any Collateral Supplement or Grantor Supplement.
          “Equity Collateral” has the meaning specified in Section 2.07(a).
          “Event of Default” means any Event of Default (as defined in the Credit Agreement).
          “FAA” means the Federal Aviation Administration of the United States of America.
          “Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.
          “Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.
          “Grantors” has the meaning specified in the recital of parties to this Agreement.
          “ILFC” has the meaning specified in the recital of parties in to Agreement.

          “Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.
          “Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.
          “International Registry” means the International Registry under the Cape Town Convention.
          “Investment Collateral” has the meaning set forth in Section 2.01(d).
          “Lenders” has the meaning specified in the preliminary statements to this Agreement.
          “Membership Interest Collateral” has the meaning specified in Section 2.01(b).
          “Parent Holdco” has the meaning specified in the recital of parties in to Agreement.
          “Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom.
          “Pledged Beneficial Interests” means all of the beneficial interest in the Pledged Equity Parties described in the attached Schedule II or in any Collateral Supplement or Grantor Supplement.
          “Pledged Borrower Debt” means any and all Indebtedness from time to time owing by the Borrower to any Borrower Party.
          “Pledged CA Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the CA Subsidiary Holdco to any Borrower Party.
          “Pledged Debt” means the Pledged Parent Holdco Debt, the Pledged Borrower Debt, the Pledged Irish Subsidiary Holdco Debt, the Pledged CA Subsidiary Holdco Debt, the Pledged Lessor Subsidiary Debt and the Pledged Intermediate Lessee Debt.
          “Pledged Debt Collateral” has the meaning assigned to such term in Section 2.01(a)(iii).
          “Pledged Equity Interests” means the Pledged Beneficial Interests, the Pledged Membership Interests and the Pledged Stock.

          “Pledged Equity Party” means the Borrower, the Irish Subsidiary Holdco, the CA Subsidiary Holdco, each Lessor Subsidiary and each Intermediate Lessee.
          “Pledged Intermediate Lessee Debt” means any and all Indebtedness from time to time owing by any Intermediate Lessee to any Borrower Party.
          “Pledged Irish Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by the Irish Subsidiary Holdco to any Borrower Party.
          “Pledged Lessor Subsidiary Debt” means any and all Indebtedness from time to time owing by any Lessor Subsidiary to any Borrower Party.
          “Pledged Membership Interests” means all of the membership interests in the Pledged Equity Parties described in the attached Schedule II or in any Collateral Supplement or Grantor Supplement.
          “Pledged Parent Holdco Debt” means any and all Indebtedness from time to time owing by Parent Holdco to any Borrower Party.
          “Pledged Stock” means the outstanding shares of capital stock and/or issued share capital of the Pledged Equity Parties described in the attached Schedule II or in any Collateral Supplement or Grantor Supplement.
          “Protocol” means the Protocol to the Convention on Matters Specific to Aircraft Equipment, as in effect in any applicable jurisdiction from time to time.
          “Received Currency” has the meaning specified in Section 8.07.
          “Relevant Collateral” has the meaning specified in Section 2.07(a).
          “Required Cape Town Registrations” has the meaning set forth in Section 2.08(d).
          “Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
          “Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.
          “Secured Party” means any of or, in the plural form, all of the Collateral Agent, the Lenders, the Administrative Agent and the Syndication Agent.

          “Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.
          “Securities Intermediary” means any “securities intermediary” with respect to the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
          “Security Collateral” has the meaning specified in Section 2.01(a).
          “Third Party Event” has the meaning specified in Section 2.16(a).
          “UCC” means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.
          “Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
          (b) Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Contracting State”, “Contract of Sale”, “International Interest” and “situated in”.
          (c) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.
          Section 1.02 Construction and Usage. Unless the context otherwise requires:
          (a) A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP.
          (b) The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
          (c) Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.
          (d) Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.

          (e) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
          (f) References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document as amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
          (g) References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
          (h) References in this Agreement to the Loans include the conditions applicable to the Loans and any reference to any amount of money due or payable by reference to the Loans shall include any sum covenanted to be paid by any Grantor under this Agreement in respect thereof.
          (i) References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.
          (j) Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Loan Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.
ARTICLE II
SECURITY
          Section 2.01 Grant of Security.
          To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
          (a) with respect to each Grantor, all of the following (the “Security Collateral”):

          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
          (iii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
          (b) with respect to each Grantor, all of the following (the “Membership Interest Collateral”):
          (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
          (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (c) with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):
          (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial
          Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

          (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (d) all other “investment property” (as defined in Section 9-102(a)(49) of the UCC) of such Grantor (the “Investment Collateral”) including written notification of all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral, but excluding any loans or advances made, or dividends or other amounts paid, by any Pledged Equity Party to any Transaction Party;
          (e) with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”); and
          (f) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d) and (e) of this Section 2.01);
provided, however, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, each Grantor shall have the right, to the exclusion of the Collateral Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral (other than the Pledged Debt), (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and (iii) the Investment Collateral (subject to the exclusion in Section 2.01(d), and once paid by a Grantor to a non-Grantor shall be free and clear of the Lien hereof and shall not constitute Collateral). The foregoing proviso shall in no event give rise to any right on behalf of any Transaction Party to cause the release of Loan amounts from the Collateral Account other than pursuant to a Release Request and subject to all related terms and conditions in the Loan Documents.
          Section 2.02 Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.
          Section 2.03 Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, the Effective Date, each Release Date and as of each date on which any Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:
          (a) Each Pool Aircraft is legally and beneficially owned by the Lessor Subsidiary identified in the applicable Release Request or legally owned by the Lessor Subsidiary and beneficially owned by a Subsidiary Holdco, except to the extent of the Local Requirements Exception. None of the Pool Aircraft Assets has been pledged, assigned, sold or otherwise encumbered except for Permitted Liens, and no Pool Aircraft Assets are described in (i) any UCC financing statements filed against any Transaction Party other than UCC financing statements which have been terminated and UCC Financing Statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any Contract of Sale in favor of any Lessor Subsidiary), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been terminated or that have been made in connection with Permitted Liens. The Grantors are the legal and beneficial owners of the Collateral. None of the Collateral has been pledged, assigned, sold or otherwise encumbered other than pursuant to the terms of the Loan Documents and except for Permitted Liens, no Collateral is described in (i) any UCC financing statements filed against any Pledged Equity Party other than UCC financing statements which have been terminated and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any Contract of Sale in favor of any Pledged Equity Party), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been terminated or that have been made in connection with Permitted Liens, this Agreement or any other security document in favor of the Collateral Agent for the benefit of the Secured Parties, or, with respect to any Lease, in favor of the applicable Lessor Subsidiary or the Lessee thereunder.
          (b) This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Collateral Agent have been (or in the case of future Collateral will be) duly taken, enforceable against the applicable Grantors and creditors of and purchasers from such Grantors.
          (c) No Grantor has any trade names except as set forth on Schedule III hereto.
          (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required under any applicable law either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) the filing of financing and continuation statements under the UCC, (B) the Required Cape Town Registrations, (C) the applicable Irish filings pursuant to Section 2.08(e) and (D) such other filings as are required under relevant local law in the case of Grantors that are not domiciled in the United States or a state thereof.
          (e) The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV.
          (f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule II. The Pledged Membership Interests constitute the percentage of the membership interest of the issuer thereof, as indicated on Schedule II hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto.
          (g) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable. The Pledged Debt has been duly authorized or issued and delivered, is the legal, valid and binding obligation of each Borrower Party thereunder.
          (h) The Pledged Stock and the Pledged Membership Interests constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. The terms of any Pledged Equity Interest expressly provide that such Pledged Equity Interest shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Pledged Membership Interest. Any Certificated Security or Instrument evidencing the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests and any Investment Collateral have been delivered to the Collateral Agent in accordance with Section 2.05 and 2.07. The Pledged Stock and the Pledged Membership Interest either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interest that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent. Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Collateral Agent and are either (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (3) have been registered in the name of the Collateral Agent or (ii) a fully executed “control agreement” has been delivered to the Collateral Agent with respect to such Pledged Beneficial Interests.
          Section 2.04 Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Collateral Agent or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
          Section 2.05 Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, if deliverable, shall be delivered to and held by or on behalf of the Collateral Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Equity Interests, subject only to the revocable rights specified in Section 2.10(a). In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.
          Section 2.06 As to the Pool Aircraft Collateral. (a) The Grantors shall provide a true and complete copy of all documents or instruments constituting Pool Aircraft Collateral to the Collateral Agent on or prior to the Release Date in respect of such Pool Aircraft. Subsequent to a Release Date in respect of a Pool Aircraft, upon (i) the inclusion of any additional such document or instrument in the Pool Aircraft Collateral in respect of such Pool Aircraft or (ii) the amendment or replacement thereof, the Grantors will deliver, or cause to be delivered, a copy thereof to the Collateral Agent. Each such document or instrument will have been duly authorized, executed and delivered by the relevant Transaction Party, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with its terms subject to customary exceptions.
     (b) The Grantors shall, at their expense:
          (i) use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe, or cause to be performed and observed, all the terms and provisions of the documents and instruments constituting Pool Aircraft Collateral to be performed or observed by a Transaction Party, (B) enforce or cause to be enforced such documents and instruments in accordance with their terms and (C) after an Event of Default has occurred and is continuing take all such action to such end as may be from time to time reasonably requested by the Collateral Agent; and
          (ii) furnish to the Collateral Agent promptly upon receipt copies of each amendment, supplement or waiver to a Lease received by such Grantor under, pursuant to or relating to the Pool Aircraft Collateral, and from time to time, subject to the provisions of the applicable Pool Aircraft Collateral relating to the Lessee’s obligation to furnish such information and subject to any confidentiality provisions therein, (A) furnish to the Collateral Agent such information and reports regarding the Pool Aircraft Collateral as the Collateral Agent may reasonably request and (B) upon reasonable request of the Collateral Agent make to each other party to any Pool Aircraft Collateral such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
          Section 2.07 As to the Equity Collateral and Investment Collateral. (a) All Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral (collectively, the “Equity Collateral”) and all Investment Collateral (together with the Equity Collateral, the “Relevant Collateral”) shall be delivered to the Collateral Agent as follows:
          (i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Collateral Agent, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, held by the Collateral Agent, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited;
          (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited; and
          (iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the collateral account maintained by such Securities Intermediary in the name of the Security Trustee and confirming in writing to the Security Trustee that it has been so credited.
          (b) Each Grantor and the Collateral Agent hereby represents, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.07(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.
          (c) Without limiting the foregoing, each Grantor and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Equity Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.
          Section 2.08 Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral (except that only the Express Perfection Requirements shall be required to be satisfied). Without limiting the generality of the foregoing, each Grantor shall: (i) mark conspicuously its applicable records pertaining to the Collateral with a legend, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by an instrument or “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC) (other than a promissory note, unless an Event of Default shall have occurred and be continuing), deliver and pledge to the Collateral Agent hereunder such note or instrument or tangible chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment in blank; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, that may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iv) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction or as the Collateral Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement (except that only the Express Perfection Requirements shall be required to be satisfied).
          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
          (c) Each Grantor shall furnish or cause to be furnished to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (d) Each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to each Lessor Subsidiary and each Intermediate Lessee for purposes of the International Registry and shall cause each such Lessor Subsidiary and each such Intermediate Lessee to register or cause to be registered with the International Registry (collectively, the “Required Cape Town Registrations”) (i) the International Interest provided for in any Cape Town Lease to which such Lessor Subsidiary or Intermediate Lessee is a lessor or lessee; and (ii) the Contract of Sale with respect to any Pool Aircraft by which title to such Pool Aircraft is conveyed by or to such Lessor Subsidiary, but only if the seller under such Contract of Sale is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State and if such seller agrees to such registration.
          (e) With respect to each Grantor holding an Equity Interest in a Pledged Equity Party incorporated under the laws of Ireland, such Grantor shall cause each Security Document executed by it and an Additional Charge Over Shares or, in each case, its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof.
          Section 2.09 Place of Perfection; Records. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule IV or, upon 30 days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral. Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and shall permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
          Section 2.10 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:
          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Equity Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, or the Loan Documents; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under the Loan Documents; and
          (ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.10(a)(i).

          (b) After an Event of Default shall have occurred and be continuing, any and all distributions, dividends and interest paid in respect of the Equity Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be forthwith delivered to the Collateral Agent and, if received by such Grantor, shall be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).
          (c) During the continuance of an Event of Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.10(a)(i) and 2.10(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.
          Section 2.11 Transfers and Other Liens; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, in the case of clause (i) or (ii) other than (x) the pledge, assignment and security interest created by this Agreement, (y) as otherwise provided or permitted herein or in any other Loan Document and (z) or any Junior Lien in respect of the Junior Lien Collateral. In addition, the Grantors shall not, and shall cause each Lessor Subsidiary and each Intermediate Lessee to not, create or suffer to exist any Lien upon or with respect to any of the Pool Aircraft Collateral other than Permitted Liens.
          (b) Except as otherwise provided pursuant to the Loan Documents, the Grantors shall not issue, deliver or sell any shares, interests, participations or other equivalents except those pledged hereunder and except to the extent of the Local Requirements Exception. Any beneficial interests, membership interests or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, the Pledged Membership Interests or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent in accordance with Section 2.07.
          Section 2.12 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion during the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (b) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;
          (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
          (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(c)) and preserve the pledge, assignment and security interest granted hereby.
          Section 2.13 Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Collateral Agent may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection with doing so shall be payable by the Grantors.
          Section 2.14 Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Loan Documents in accordance with their terms. Each Grantor agrees that no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full. All such payments shall be made in accordance with Section 3.02.
          Section 2.15 Delivery of Collateral Supplements. Upon the acquisition by any Grantor of any Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, each relevant Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Loan Document; and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.
          Section 2.16 Operational Covenants.
          (a) Operation and Use. Each Grantor agrees that no Pool Aircraft will be maintained, used or operated in violation of any law, rule or regulation (including airworthiness directives) of any government or Governmental Authority having jurisdiction over such Pool Aircraft or in violation of any airworthiness certificate, license or registration relating to such

Pool Aircraft issued by any such government, except for minor violations, and except to the extent any Transaction Party (or, if a Lease is then in effect with respect to such Pool Aircraft, any Lessee of such Pool Aircraft) is contesting in good faith the validity or application of any such law, rule or regulation in any manner that does not involve any material risk of sale, forfeiture or loss of such Pool Aircraft or any material risk of subjecting any Secured Party to criminal liability or materially impair the Liens created by any Security Document; provided that the Transaction Parties shall only be entitled to contest mandatory grounding orders if they (or the applicable Lessee) do not operate such Pool Aircraft during such contest. The Grantors will not operate any Pool Aircraft, or permit any Pool Aircraft to be operated or located, (i) in any area excluded from coverage by any insurance required by the terms of Section 2.17 and Schedule V of this Agreement or (ii) in any war zone or recognized or threatened areas of hostilities unless covered by war risk insurance in accordance with Section 2.17 and Schedule V of this Agreement, in either case unless indemnified by a government authority as provided therein or unless located there due to an emergency or an event outside the Lessee’s control, but only for so long as such emergency or event continues.
          Notwithstanding the other provisions of this Section 2.16, no breach of Section 2.16 shall be deemed to have occurred by virtue of any act or omission of a Lessee or sub-lessee, or of any Person claiming by or through a Lessee or a sub-lessee, or of any Person which has possession of the Pool Aircraft or any Engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any requisition, seizure, or confiscation of the Pool Aircraft (other than seizure or confiscation arising from a breach by the Grantors of this Section 2.16(a)) (each, a “Third Party Event”); provided that (i) no Transaction Party consents or has consented to such Third Party Event; and (ii) ILFC or the Lessor Subsidiary which is the lessor or owner of such Pool Aircraft promptly and diligently takes such commercially reasonable actions in accordance with Leasing Company Practice in respect of such Third Party Event, including, as deemed appropriate (taking into account, inter alia, the laws of the jurisdictions in which the Pool Aircraft are located), seeking to compel such Lessee or other relevant Person to remedy such Third Party Event or seeking to repossess the relevant Pool Aircraft or Engine.
          (b) Registration. Each Grantor shall cause each Pool Aircraft to remain duly registered, under the laws of a country or jurisdiction that is not a Prohibited Country or that is the country in which such Pool Aircraft is registered as of the date hereof, in the name of the relevant Lessor Subsidiary and reflecting the applicable Lessor Subsidiary (and, if applicable, the applicable Intermediate Lessee) as lessor, in each case, if so permitted under the applicable registry; provided that a Pool Aircraft may be unregistered for a temporary period in connection with modification or maintenance of such Pool Aircraft.
          (c) Extension, Amendment or Replacement of Leases. Upon execution of any renewal, extension or replacement Lease, the Grantors shall comply with the provisions of Section 2.08 of this Agreement, as applicable, and shall deliver the following to the Collateral Agent:
          (i) certificates of insurance from qualified brokers of aircraft insurance (or other evidence satisfactory to the Collateral Agent), evidencing all insurance required to be maintained by the applicable Lessee, together with the endorsements required pursuant to Section 2.17 and Schedule V of this Agreement;
          (ii) promptly and in any case within 15 days of the effectiveness of the leasing of such Pool Aircraft, a copy of such Lease, and an amended and restated Schedule 3.17(b) to the Credit Agreement incorporating all information required under such schedule with respect to such renewal, extension or replacement Lease; and
          (iii) with respect to any renewal, extension or replacement Lease, copies of such legal opinions with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of such Lease and such other matters customary for such transactions, in each case to the extent that receiving such legal opinions is consistent with Leasing Company Practice.
          Section 2.17 Insurance. The Grantors shall cause to be maintained, or procure that the relevant Lessee maintains, hull and third party liability insurance policies, maintained with insurers or reinsured with reinsurers of recognized responsibility or pursuant to governmental indemnities, in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.
          Section 2.18 Covenant Regarding Control. No Grantor shall cause nor permit any Person other than the Collateral Agent to have “control” (as defined in Section 8-106 of the UCC) of the Collateral Account pursuant to the terms of the Credit Agreement and the Account Control Agreement.
          Section 2.19 Covenant Regarding Collateral Account. Borrower shall enter into the Account Control Agreement as of the date hereof.
          Section 2.20 As to Irish Law. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Conveyancing and Law of Property Act, 1881 (as amended and as the same may be amended, modified or replaced from time to time, the “1881 Act”) and such receiver shall have all such powers, rights and authority conferred under the 1881 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 1881 Act or otherwise under the laws of Ireland which may be excluded or removed. Sections 17 and 20 of the 1881 Act shall not apply to the Collateral or any receiver appointed under this Agreement or under the 1881 Act and section 24(b) of the 1881 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.
          Section 2.21 Irish Charges Over Shares. Each Grantor undertakes with the Collateral Agent to enter into an Additional Charge Over Shares in respect of the Equity Interests held by it of any Subsidiary of a Grantor which is incorporated under the laws of Ireland.

ARTICLE III
REMEDIES
          Section 3.01 Remedies. Notwithstanding anything herein or in any other Loan Document to the contrary, if any Event of Default shall have occurred and be continuing, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:
          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Collateral Agent provided for in Section 2.10(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with Section 3.02. Any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on each Grantor and the Secured Parties.
          Section 3.02 Priority of Payments. The Collateral Agent hereby agrees that all cash proceeds received by the Collateral Agent in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Collateral Agent following an Event of Default shall be paid by the Collateral Agent in the order of priority set forth below:
          (a) first, to the Collateral Agent for the benefit of the Secured Parties, until payment in full in cash of the Secured Obligations then outstanding; and
          (b) second, all remaining amounts to the relevant Grantors or whomsoever may be lawfully entitled to receive such amounts.
ARTICLE IV
SECURITY INTEREST ABSOLUTE
          Section 4.01 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. Except as otherwise provided in the Loan Documents, all rights of the Collateral Agent and the security interests and Liens granted under, and all obligations of each Grantor under, until the Secured Obligations then outstanding are paid in full, this Agreement and each other Loan Document shall be absolute and unconditional, irrespective of:
          (a) any lack of validity or enforceability of any Loan Document, Assigned Document or any other agreement or instrument relating thereto;
          (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;
          (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
          (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or
          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
ARTICLE V
THE COLLATERAL AGENT
          The Collateral Agent and the Secured Parties agree among themselves as follows:
          Section 5.01 Authorization and Action. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Bank of America as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Loan Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Loan Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent.
          (b) The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees) and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Loan Documents.
          Section 5.02 Absence of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.
          Section 5.03 Representations or Warranties. The Collateral Agent shall not make nor shall it be deemed to have made any representations or warranties as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Collateral Agent in its individual capacity, enforceable against the Collateral Agent in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
          Section 5.04 Reliance; Agents; Advice of Counsel. (a) The Collateral Agent shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Loan Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by them in good faith in reliance thereon. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.
          (b) The Collateral Agent may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Collateral Agent of its responsibilities or liabilities hereunder.
          (c) The Collateral Agent may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.
          (d) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
          (e) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.
          (f) If the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
          (g) The Collateral Agent shall not be charged with knowledge of an Event of Default unless the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties.
          (h) The Collateral Agent shall not have any duty to monitor the performance of any Grantor or any other party to the Loan Documents, nor shall the Collateral Agent have any liability in connection with the malfeasance or nonfeasance by such parties. The Collateral Agent shall not have any liability in connection with compliance by any Grantor or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the

validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.
          Section 5.05 No Individual Liability. The Collateral Agent shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Loan Documents, only to the property of the Grantors (to the extent provided in the Loan Documents) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the other Loan Documents.
ARTICLE VI
SUCCESSOR COLLATERAL AGENT
          Section 6.01 Resignation and Removal of the Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Lenders. The Required Lenders may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Borrower, the Lenders and the Collateral Agent. No resignation by or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Required Lenders of a successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.
          Section 6.02 Appointment of Successor. (a) In the case of the resignation or removal of the Collateral Agent, the Required Lenders shall promptly appoint a successor Collateral Agent. So long as no Event of Default shall have occurred and be continuing, any such successor Collateral Agent shall as a condition to its appointment be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within 60 days after the Collateral Agent gives notice of resignation, the retiring Collateral Agent, the Administrative Agent or the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.
          (b) Any successor Collateral Agent shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary, or as the Administrative Agent may request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. All actions under this paragraph (b) shall be at the expense of the Borrower; provided that if a successor Collateral Agent has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Collateral Agent.
          (c) The Collateral Agent shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of the Collateral Agent hereunder and unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.
          (d) Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.
ARTICLE VII
INDEMNITY AND EXPENSES
          Section 7.01 Indemnity. (a) Each of the Grantors shall indemnify, defend and hold harmless the Collateral Agent (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Collateral Agent (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld. No Grantor shall be required to reimburse any expense or indemnity against any loss or liability incurred by the Collateral Agent through negligence or bad faith.
          Each Grantor, as applicable, may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to approve the counsel designated by such Grantor which consent shall not be unreasonably withheld.

          (b) Each Grantor shall within ten (10) Business Days after demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (in accordance with fee arrangements agreed between the Collateral Agent and ILFC), (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
          Section 7.02 Secured Parties’ Indemnity. (a) The Collateral Agent shall be entitled to be indemnified (subject to the limitations and requirements described in Section 8.01 mutatis mutandis) by the Lenders to the sole satisfaction of the Collateral Agent before proceeding to exercise any right or power under this Agreement at the request or direction of the Administrative Agent.
          (b) In order to recover under clause (a) above, the Collateral Agent: (i) must provide reasonably prompt notice to the Administrative Agent of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Administrative Agent which consent shall not be unreasonably withheld.
          (c) The Administrative Agent may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Administrative Agent may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Administrative Agent shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of the Administrative Agent and (iii) the indemnified person shall have the right to approve the counsel designated by the Administrative Agent which consent shall not be unreasonably withheld.
          (d) The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.
          Section 7.03 No Compensation from Secured Parties. The Collateral Agent agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
          Section 7.04 Collateral Agent Fees. In consideration of the Collateral Agent’s performance of the services provided for under this Agreement, the Grantors shall pay to the Collateral Agent an annual fee set forth under a separate agreement between the Borrower and the Collateral Agent and shall reimburse the Collateral Agent for expenses incurred including those associated with the International Registry.
ARTICLE VIII
MISCELLANEOUS
          Section 8.01 Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each party hereto. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
          (b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
          (c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
          Section 8.02 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier) and telecopied or delivered to the intended recipient at its address specified, as follows:

For each Grantor:

International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
For the Collateral Agent:

Bank of America, N.A.
1455 Market Street, 5th Floor
CA5-701-05-19
San Francisco, CA 94103
Attention: Robert Rittelmeyer
Facsimile No. (415) 503-5099
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Each such notice shall be effective (a) on the date personally delivered to an authorized officer of the party to which sent, or (b) on the date transmitted by legible telecopier transmission with a confirmation of receipt.
          Section 8.03 No Waiver; Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 8.04 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
          Section 8.05 Continuing Security Interest; Assignments. Subject to Section 8.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations then outstanding to the Secured Parties, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Loan Document to which it is a party in accordance with the terms thereof to any other permitted Person or entity, and such other permitted Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

          Section 8.06 Release and Termination. (a) Upon any sale, transfer or other disposition of any Pool Aircraft (or Lessor Subsidiary) in accordance with the terms of the Loan Documents, the Pledged Equity Interest in the applicable Lessor Subsidiary of such Pool Aircraft, or if applicable, Irish Subsidiary Holdco or CA Subsidiary Holdco and their related guarantees in accordance with Section 2.10(f) of the Credit Agreement, will be deemed released from the Lien hereof, and the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Collateral Agent to evidence the release of such item of Collateral from the assignment and security interest granted hereby, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from any registry or (B) the Collateral Agent is required to initiate any such deregistration, the Collateral Agent shall ensure that such consent or such initiation of such deregistration is effected.
          Any amounts released from the Collateral Account by the Collateral Agent pursuant to a Release Request in accordance with the terms of the Loan Documents shall be deemed released from the Lien hereof.
          (b) Upon the payment in full in cash of the Secured Obligations then outstanding, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Collateral Agent shall cease to be a party to this agreement, and all provisions of this Agreement (except for this Section 8.06(b)) relating to the Secured Obligations, the Secured Parties or the Collateral Agent shall cease to be of any effect insofar as they relate to the Secured Obligations, the Secured Parties or the Collateral Agent. Upon any such termination, the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.
          (c) If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” in Section 1.01, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, within five (5) Business Days from the date on which it ceases to be the Collateral Agent, be delivered to the successor Collateral Agent.
          Section 8.07 Currency Conversion. If any amount is received or recovered by the Collateral Agent in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Collateral Agent, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Collateral Agent was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Collateral Agent is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Collateral Agent for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Collateral Agent and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Collateral Agent and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
          Section 8.08 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Section 8.09 Jurisdiction; Consent to Service of Process. (a) To the extent permitted by applicable law, each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.
          (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          Section 8.10 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement (i) will become effective when the Lenders shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy will be effective as delivery of a manually executed counterpart of this Agreement.
          Section 8.11 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
          Section 8.12 Non-Invasive Provisions. (a) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no Event of Default shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement.
          (b) Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
          Section 8.13 Limited Recourse. (a) In the event that the direct or indirect assets of the Grantors are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against the Grantors (other than the Borrower) in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of ILFC as a Guarantor Party set forth in Article 7 of the Credit Agreement.
          (b) To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any shareholder (not including any Grantor as a shareholder of any Pledged Equity Party hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the shareholders (not including any Grantor as a shareholder of any other Grantor hereunder),officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder (not including any Grantor as a shareholder of any Pledged Equity Party hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.
          (c) The guarantees, obligations, liabilities and undertakings granted by any Pledged Equity Party organized under the laws of France under this Agreement and the other Loan Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Pledged Equity Party or Pledged Equity Parties in connection with back-to-back leasing activities between it and any other Pledged Equity Party with respect to the lease of Pool Aircraft.
[The Remainder of this Page is Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

HYPERION AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

DELOS AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

APOLLO AIRCRAFT INC., as a Grantor
By	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

BANK OF AMERICA, N.A. not in its individual capacity but solely as the Collateral Agent
By	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

SCHEDULE I
SECURITY AGREEMENT
AIRCRAFT OBJECTS

	Airframe
	Manufacturer and		Engine Manufacturer and
	Model	Airframe MSN	Engine Model	Engine MSNs
1	Airbus A319-100	2404	IAE V2524-A5	V11863, V11864
2	Airbus A319-100	2452	IAE V2524-A5	V11911, V11915
3	Airbus A319-100	2738	IAE V2524-A5	V12248, V12255
4	Airbus A319-100	3424	IAE V2425-A5	V12862, V12865
5	Airbus A319-100	3454	IAE V2425-A5	V12890, V12882
6	Airbus A320-200	427	CFM CFM56-5A3	731878, 731912
7	Airbus A320-200	542	IAE V2527-A5	V10209, V10211
8	Airbus A320-200	2453	IAE V2527-A5	V11944, V11954
9	Airbus A321-100	550	IAE V2530-A5	V10117, V10214
10	Airbus A321-100	591	IAE V2530-A5	V10158, V10159
11	Airbus A321-200	993	IAE V2533-A5	V10525, V10524
12	Airbus A321-200	2707	CFM CFM56-5B3/P	577531, 577533
13	Airbus A330-200	448	General Electric CF6-80E1-A3	811158, 811159
14	Airbus A330-200	480	Rolls-Royce TRENT 772B-60	41228, 41229
15	Airbus A330-200	532	Rolls-Royce TRENT 772B-60	41261, 41262
16	Boeing 737-300	26293	CFM CFM56-3C1	724885, 724886
17	Boeing 737-300	26314	CFM CFM56-3C1	858245, 858302
18	Boeing 737-300	26315	CFM CFM56-3C1	858166, 859158
19	Boeing 737-300	26317	CFM CFM56-3C1	858196, 858197
20	Boeing 737-300	26325	CFM CFM56-3C1	858303, 858304
21	Boeing 737-400	25111	CFM CFM56-3C1	857851, 857853
22	Boeing 737-400	26335	CFM CFM56-3C1	858354, 858356
23	Boeing 737-400	27628	CFM CFM56-3C1	858493, 858494
24	Boeing 737-400	27632	CFM CFM56-3C1	858491, 858492
25	Boeing 737-400	28053	CFM CFM56-3C1	858690, 858691
26	Boeing 737-500	28052	CFM CFM56-3C1	858790, 858791
27	Boeing 737-700	30036	CFM CFM56-7B22	890473, 890474
28	Boeing 737-800	30664	CFM CFM56-7B27	888150, 889137
29	Boeing 757-200ER	30045	Pratt & Whitney PW2040	P728788, P728789
30	Boeing 757-200ER	27620	Pratt & Whitney PW2037	P727206, P727207
31	Boeing 757-200ER	26250	Rolls-Royce RB211-535E4	31673, 31674
32	Boeing 767-300ER	27616	General Electric CF6-80C2-B6F	704741, 704742
33	Boeing 767-300ER	27610	General Electric CF6-80C2-B6F	704517, 704980
34	Boeing 767-300ER	28111	Pratt & Whitney PW4062	P724106, P724403

1

	Airframe
	Manufacturer and		Engine Manufacturer and
	Model	Airframe MSN	Engine Model	Engine MSNs
35	Boeing 767-300ER	28207	Pratt & Whitney PW4060	P727767, P727768
36	Boeing 767-300ER	29435	Pratt & Whitney PW4062	P727827, P727828
37	Boeing 777-200ER	32717	General Electric GE90-94B	900470, 900471

I-2

SCHEDULE II
SECURITY AGREEMENT
PLEDGED EQUITY INTERESTS
PLEDGED STOCK

Percentage of
Pledged Equity Party	Par Value	Certificate No(s).	Number of Shares	Outstanding Shares
DELOS AIRCRAFT INC.	N/A	1	100	100%

APOLLO AIRCRAFT INC.	N/A	1	100	100%

ARTEMIS (DELOS)LIMITED	[As set forth in	[As set forth in	[As set forth in	[As set forth in
	Grantor	Grantor	Grantor	Grantor
	Supplement of Artemis (Delos)	Supplement of Artemis (Delos)	Supplement of Artemis (Delos)	Supplement of Artemis (Delos)
	Limited]	Limited]	Limited]	Limited]
PLEDGED BENEFICIAL INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Beneficial Interest

N/A	N/A	N/A
PLEDGED MEMBERSHIP INTERESTS

Pledged Equity Party	Certificate No.	Percentage of Membership Interest

N/A	N/A	N/A
PLEDGED DEBT

Intercompany Lender	Intercompany Borrower	Description of Instrument of Pledged Debt	Amount of Pledged Debt

N/A	N/A	N/A	N/A

1

SCHEDULE III
SECURITY AGREEMENT
TRADE NAMES
1.	Grantor: Hyperion Aircraft Inc. Trade Name: Hyperion Aircraft Inc.

2.	Grantor: Delos Aircraft Inc. Trade Name: Delos Aircraft Inc.

3.	Grantor: Artemis (Delos) Limited Trade Name: [As set forth in Grantor Supplement of Artemis (Delos) Limited]

4.	Grantor: Apollo Aircraft Inc. Trade Name: Apollo Aircraft Inc.

1

SCHEDULE IV
SECURITY AGREEMENT
CHIEF PLACE OF BUSINESS AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Chief Executive Office, Chief Place of Business or Registered Office and Organizational ID (if applicable)

Hyperion Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999

Organizational ID: 27-2098662

Delos Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999

Organizational ID: 27-2098722

Apollo Aircraft Inc.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999

Organizational ID: 27-2098782

Artemis (Delos) Limited	[As set forth in Grantor Supplement of Artemis (Delos) Limited]

IV-1

SCHEDULE V
SECURITY AGREEMENT
INSURANCE
1.	Obligation to Insure

So long as this Agreement shall remain in effect, the Grantors will ensure that there is effected and maintained appropriate insurances in respect of each Pool Aircraft and the Collateral Agent, the Administrative Agent, the Lenders and its operation including insurance for:
(a)	loss or damage to each Pool Aircraft and each part thereof; and

(b)	any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Pool Aircraft and of any other part thereof not belonging to the Grantors but from time to time installed on the airframe.
2.	Specific Insurances

The Grantors will maintain or will cause to be maintained the following specific insurances with respect to each Pool Aircraft (subject to paragraph 3):
(a)	All Risks Hull Insurance — All risks hull insurance policy on the Pool Aircraft in an amount at least equal to 110% of the outstanding principal of the Loans allocable to such Pool Aircraft, calculated based on the most recent appraised value (the “Required Insured Value”) on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable Lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantor shall use reasonable commercial efforts to procure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” and shall ensure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” in respect of any new Lease entered into);

(b)	Hull War Risk Insurance — Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable Lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained by operators in such jurisdiction at such time) on the Pool Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Pool Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the Collateral Agent (for and on behalf of itself and the other Secured Parties) as a loss

1

payee for the Required Insured Value (provided, however, that, if the applicable Lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantors shall use reasonable commercial efforts to procure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” and shall ensure that the Collateral Agent and the Administrative Agent are also named as a “Contract Party” in respect of any new Lease entered into);
(c)	Legal Liability Insurance — Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than $500,000,000 for a Narrowbody Aircraft, and not less than $750,000,000 for Widebody Aircraft. The Collateral Agent and the Administrative Agent (on behalf of themselves and the Secured Parties) shall be named as additional insureds on such policies; provided that the Grantors shall ensure that the Collateral Agent and the Administrative Agent are also named as an additional insured in respect of any new Lease.

(d)	Aircraft Spares Insurance — Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.
3.	Variations on Specific Insurance Requirements

In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Pool Aircraft. For example, when a Pool Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Pool Aircraft are applicable. Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Grantors shall not, without the prior written consent of the Collateral Agent, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a Prohibited Country. The relevant Grantor will determine the necessary coverage for the Pool Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.

4.	Hull Insurances in Excess of Required Insurance Value

For the avoidance of doubt, any Grantor and/or any Lessee may carry hull risks and hull war and allied perils insurance on the Pool Aircraft in excess of the Required Insured Value which (subject in the case of the Grantors to no Event of Default having occurred and being continuing) will not be payable to the Collateral Agent. Such excess insurances will be payable to (i) if payable to the Grantors, to the relevant Grantor, unless an Event of Default has occurred and is continuing in which case the excess shall be payable to the Collateral Agent or (ii) if payable to the Lessee to the Lessee in all circumstances.
5.	Currency

All insurance and reinsurances effected pursuant to this Schedule V shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Pool Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise agreed by the Collateral Agent) or paragraph 2(d).
6.	Specific Terms of Insurances

Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment contain the coverage and endorsements described in AVN67B as it may be amended or revised or its equivalent. Each of the Grantors agrees that, so long as this Agreement shall remain in effect, the Pool Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Pool Aircraft utilised by operators in the same country and whose operational network for such Pool Aircraft and credit status is similar to the type of business as the Lessee (if any) and at the time commonly available in the insurance market. In all cases, the relevant Grantor will set the standards, review and manage the insurances on the Pool Aircraft consistent with Leasing Company Practice with respect to similar aircraft.

7.	Insurance Brokers and Insurers

In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Pool Aircraft, the relevant Grantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft. It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers. If at any time any Pool Aircraft is not subject to a Lease, the relevant Grantor will cause its insurance brokers to provide the Collateral Agent with evidence that the insurances described in this Schedule V are in full force and effect.

8.	Deductible Amounts, Self-Insurance and Reinsurance

With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and the amount covered by the insurances carried by the Lessee, the relevant Grantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in reviewing and accepting the amount of any insurance deductibles, whether the Lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.
9.	Renewals

The Grantors will monitor the insurances on the Pool Aircraft and their expiration dates. The relevant Grantor shall, when requested by the Collateral Agent, promptly inform the Collateral Agent as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance. The relevant Grantor shall promptly notify the Collateral Agent in writing if it receives notice that any of the insurances have in fact expired without renewal. Promptly after receipt, the relevant Grantor will provide to the Collateral Agent evidence of renewal of the insurances and reinsurance (if any).
10.	Information

Subject to applicable confidentiality restrictions, each of the Grantors shall provide the Collateral Agent or shall ensure that the Collateral Agent is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Pool Aircraft or, if reasonably available to the Grantors, in connection with any claim being made or proposed to be made thereunder.

EXHIBIT A-1
SECURITY AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
Bank of America, N.A., as the Collateral Agent
1455 Market Street, 5th Floor
CA5-701-05-19
San Francisco, CA 94103
Attention: Robert Rittelmeyer
Facsimile No. (415) 503-5099
[Date]
Re: Term Loan 2 Security Agreement, dated as of March 17, 2010
Ladies and Gentlemen:
          Reference is made to the Term Loan 2 Security Agreement, dated as of March 17, 2010 (the “Security Agreement”), among Hyperion Aircraft Inc., a California corporation (“Parent Holdco”), Delos Aircraft Inc., a California corporation (the “Borrower”), Artemis (Delos) Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), Apollo Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.
          The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.15 of the Security Agreement.
          The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Agreement (as supplemented by the attached Annexes).
          Attached are duly completed copies of Annexes I and II hereto.

A-1-1

          This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[                                        ]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:
BANK OF AMERICA, N.A.,
not in its individual capacity, but
solely as the Collateral Agent

By:
Name:
Title:

A-1-2

ANNEX I
COLLATERAL SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer and
Airframe MSN	and Model	Engine MSNs	Model

A-1-3

ANNEX II
COLLATERAL SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest
PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest
PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock
PLEDGED DEBT
[—]

A-1-4

EXHIBIT A-2
SECURITY AGREEMENT
FORM OF GRANTOR SUPPLEMENT
Bank of America, N.A., as the Collateral Agent
1455 Market Street, 5th Floor
CA5-701-05-19
San Francisco, CA 94103
Attention: Robert Rittelmeyer
Facsimile No. (415) 503-5099
[Date]
          Re: Term Loan 2 Security Agreement, dated as of March 17, 2010
Ladies and Gentlemen:
          Reference is made to the Term Loan 2 Security Agreement, dated as of March 17, 2010 (the “Security Agreement”), among Hyperion Aircraft Inc., a California corporation (“Parent Holdco”), Delos Aircraft Inc., a California corporation (the “Borrower”), Artemis (Delos) Limited, a private limited liability company incorporated under the laws of Ireland (the “Irish Subsidiary Holdco”), Apollo Aircraft Inc., a California corporation (the “CA Subsidiary Holdco”), and the ADDITIONAL GRANTORS who from time to time become grantors under the Security Agreement (together with Parent Holdco, the Borrower, the Irish Subsidiary Holdco and the CA Subsidiary Holdco, the “Grantors”), and BANK OF AMERICA, N.A., a national banking association, as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.
          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to “Grantor” shall also mean and be a reference to the undersigned.
          Grant of Security Interest. To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the other Secured Parties and hereby grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties a first priority security interest in, all of its right, title and interest in and to the following (collectively, the “Supplementary Collateral”):
          (a) with respect to each Grantor, all of the following:

A-2-1

          (i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock; and
          (ii) all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares;
          (b) with respect to each Grantor, all of the following:
          (i) the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and
          (ii) all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
          (c) with respect to each Grantor, all of the following:
               (i) the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
               (ii) all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (d) all other “investment property” (as defined in Section 9-102(a)(49) of the UCC) of such Grantor including written notification of all interest, dividends, instruments and

A-2-2

other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral, but excluding any loans or advances made, or dividends or other amounts paid, by any Pledged Equity Party to any Transaction;
          (e) with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account; and
          (f) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d) and (e) above.
          The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement. Each reference in the Security Agreement to the Security Collateral, the Membership Interest Collateral, the Beneficial Interest Collateral, the Investment Collateral and the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.
          The undersigned hereby agrees, together with the other Grantors, jointly and severally to indemnify the Collateral Agent and its officers, directors, employees and agents in the manner set forth in Section 8.01 of the Security Agreement.
          Attached are duly completed copies of Annexes I, II, III and IV hereto.
[Signature Page Follows]

A-2-3

          This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:
BANK OF AMERICA, N.A.,
not in its individual capacity, but solely as the
Collateral Agent

By:
Name:
Title:

A-2-4

ANNEX I
GRANTOR SUPPLEMENT
AIRCRAFT OBJECTS

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model

A-2-5

ANNEX II
GRANTOR SUPPLEMENT
PLEDGED EQUITY INTERESTS
PLEDGED BENEFICIAL INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Beneficial Interest
PLEDGED MEMBERSHIP INTERESTS

Percentage of
Pledged Equity Party	Certificate No.	Membership Interest
PLEDGED STOCK

Pledged Equity Party	Certificate No.	Percentage Stock
PLEDGED DEBT

A-2-6

ANNEX III
GRANTOR SUPPLEMENT
TRADE NAMES

A-2-7

ANNEX IV
GRANTOR SUPPLEMENT

Chief Executive Office, Chief Place of
Business and Registered Office and Organizational
Name of Grantor	ID (if applicable)

A-2-8

EXHIBIT B
SECURITY AGREEMENT
FORM OF CHARGE OVER SHARES OF IRISH SUBSIDIARY HOLDCO
__ March 2010
SHARE CHARGE
between
DELOS AIRCRAFT INC.
as Chargor
and
BANK OF AMERICA, N.A.
as Chargee
in respect of shares of
Artemis (Delos) Limited
A & L GOODBODY

B-1

THIS SHARE CHARGE is made on ___March, 2010
BETWEEN
(1)	DELOS AIRCRAFT INC., a company incorporated under the laws of California (the Chargor); and

(2)	BANK OF AMERICA, N.A., a national banking association as the collateral agent under the Security Agreement (as defined below), (the Chargee);
WHEREAS:
A.	By a term loan 2 credit agreement dated as of March 17, 2010 among the Chargor as Borrower, International Lease Finance Corporation (ILFC), Hyperion Aircraft Inc. and Apollo Aircraft Inc. as Guarantors, the lenders identified therein as Lenders, Bank of America, N.A., as Administrative Agent, the Chargee and Goldman Sachs Lending Partners LLC as Syndication (the Credit Agreement) the Lenders have agreed to make available a term loan facility to the Borrower.

B.	By a security agreement dated as of March 17, 2010 between the Chargor, Hyperion Aircraft Inc., Apollo Aircraft Inc. and the additional grantors referred to therein as Grantors and the Chargee, such Grantors have agreed to grant certain security to the Chargee (the Security Agreement).

C.	Pursuant to the terms of the Credit Agreement, the Chargor has agreed to grant this charge over the shares in the Company.

D.	The terms and conditions of this Charge are acceptable to the Chargee.
NOW THIS CHARGE WITNESSETH as follows:
1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Charge (including the Recitals), words and expressions defined in the Security Agreement shall (unless otherwise defined herein or the context requires otherwise) have the same meaning herein and the following words and expressions shall have the following meanings, except where the context otherwise requires:

Act means the Land and Conveyancing Law Reform Act 2009;

this Charge means this share charge;

Company means Artemis (Delos) Limited (registered number 482230), a company incorporated in Ireland having its registered office at 30 North Wall Quay, Dublin 1, Ireland;

Charged Property means:
(1)	all the issued shares in the capital of the Company as described in Schedule A and all other shares and share warrants in the capital of the Company from time to time legally or beneficially owned by the Chargor during the Security Period (together the Charged Shares); and

(2)	including in each case all proceeds of sale thereof and all dividends, interest or other distributions hereafter declared, made, paid or payable in respect of the same and all allotments, accretions, offers, rights, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to the same and all stocks, shares, rights, money or property accruing thereto or offered at any time by way of conversion, redemption, bonus, preference, option, substitution, capital redemption or otherwise in respect thereof;
Charged Shares has the meaning assigned thereto in the definition of Charged Property;

2

Event of Default means any Event of Default as defined in the Credit Agreement;

Loan Document has the meaning given to it in the Credit Agreement;

Parties mean the parties to this Charge;

Receiver means a receiver (whether appointed pursuant to this Charge, pursuant to any statute, by a court or otherwise) of the Charged Property or any part of it;

Secured Obligations has the meaning given to it in the Security Agreement;

Secured Party means any of or, in the plural form, all of the Chargee, the Lenders, the Administrative Agent and the Syndication Agent; and

Security Period means the period commencing on the date of execution of this Charge and terminating upon the date on which the Secured Obligations have been unconditionally and irrevocably paid and discharged in full.
1.2.	In this Charge:
1.2.1.	words and phrases the definition of which is contained in or referred to section 2 of the Companies Act, 1963 are to be construed as having the meaning attributed to them therein;

1.2.2.	references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are reenactments (whether with or without modification);

1.2.3.	references to clauses, recitals and schedules are references to clauses hereof, recitals hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

1.2.4.	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

1.2.5.	references to persons shall include natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations, trusts, bodies of persons whether incorporated or unincorporated (in each case whether or not having a separate legal personality);

1.2.6.	references to assets include property, rights and assets of every description;

1.2.7.	references to any document are to be construed as references to such document as amended, varied, assigned, novated, restated or supplemented from time to time;

1.2.8.	references to any person shall be construed so as to include that person’s successors, assigns and transferees;

1.2.9.	any reference to a legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing is, in respect of any jurisdiction other than Ireland, shall be deemed to include a reference to what mostly nearly approximates in that jurisdiction to the Irish legal term;

1.2.10.	the headings are inserted for convenience only and are not to affect the construction of this Charge; and

1.2.11.	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression is to be construed as illustrative and shall not limit the sense of the words proceeding those terms.

3

2.	COVENANT TO PAY AND PERFORM

2.1.	The Chargor hereby covenants and undertakes with the Chargee that it shall pay and discharge the Secured Obligations as and when they become due to be paid or discharged as and to the extent provided in the Credit Agreement, this Charge or any other Loan Document.

2.2.	The Chargor shall pay interest on any delinquent sum (before and after any judgment) from the date of demand until the date of payment calculated on a daily basis in accordance with the provisions of the Credit Agreement.

2.3.	Any payment made by the Chargor under this Charge shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

3.	SECURITY

3.1.	As a continuing security for the payment and performance of the Secured Obligations, the Chargor as legal and beneficial owner hereby charges to the Chargee, by way of a first fixed charge, all of its right, title and interest in and to the Charged Property.

3.2.	The Chargor hereby agrees to deliver to the Chargee, on the date of execution of this Charge:
3.2.1.	an undated stock transfer form (executed in blank by or on behalf of the Chargor) in respect of all the Charged Shares;

3.2.2.	all share certificates, warrants and other documents of title representing the Charged Shares together with a certified copy of the up to date register of members of the Company;

3.2.3.	an undated irrevocable proxy in respect of the Charged Shares executed by the Chargor, in the for set out in Schedule C to this Charge;

3.2.4.	an irrevocable appointment signed by the Chargor in respect of the Charged Shares, in the form set out in Schedule D to this Charge; and

3.2.5.	executed but undated letters of resignation and release from each of the directors, alternate directors and secretary of the Company appointed by the Chargor in the forms set out in Schedule B to this Charge.
The Chargee acknowledges and agrees that if at any time the Secured Obligations have been unconditionally and irrevocably paid and discharged in full it shall, unless otherwise required pursuant to this Charge or the Security Agreement or the Credit Agreement, or in accordance with the Credit Agreement or the Security Agreement, deliver the documents referred to in this clause 3.2 to the then Chargee and thereafter during the Security Period, such documents shall be held by the Chargee.

3.3.	The Chargor will procure that, for the duration of the Security Period, there shall be (a) no increase or reduction in the authorised or issued share capital of the Company, (b) no variation of the rights attaching to or conferred by the Charged Property or any part of it, (c) no appointment of any further director or officers of the company, and (d) no alteration to the constitutive documents of the Company, in each case, without the prior consent in writing of the Chargee, but the foregoing shall not be interpreted as requiring the Chargee’s consent to further capital contribution to the Company by the Chargor.

3.4.	The Chargor will deliver, or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the issue of any further Charged Shares, the items listed in clauses 3.2.1 and 3.2.2 in respect of all such further Charged Shares.

3.5.	The Chargor will deliver or cause to be delivered, to the Chargee immediately upon (subject to clause 3.3) the appointment of any further director, alternate director or officer of the Company an undated, signed letter of resignation from such further director, alternate director or officer in a form acceptable to the Chargee.

3.6.	The Chargor hereby covenants that, except as otherwise provided in the Loan Documents, during the Security Period:

4

3.6.1.	it will remain the legal and beneficial owner of the Charged Property;

3.6.2.	it will not create or suffer the creation or existence of any Liens (other than Permitted Liens) on or in respect of the whole of any part of the Charged Property or any of its interest therein;

3.6.3.	it will not sell, assign, transfer or otherwise dispose of any of its interest in the Charged Property in any such case, without the prior consent in writing of the Chargee;

3.6.4.	it will not permit any person other than the Chargee (or such person as may be specified for this purpose in writing by the Chargee) to be registered as holder of the Shares or any part thereof;

3.6.5.	it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged Shares as and when the same from time to time become due;

3.6.6.	it will promptly give to the Chargee all material notices and other documents received in respect of the Charged Shares;

3.6.7.	it will ensure that the Charged Shares are, and at all times remain, free from any restriction on transfer to the Chargee, its nominee(s) or to any purchaser from the Chargee pursuant to the exercise of any rights or remedies of the Chargee under or pursuant to this Charge;

3.6.8.	it will notify the Chargee immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Charged Shares or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Charged Shares under section 16(7) of the Companies Act 1990;

3.6.9.	it will not claim any set-off or counterclaim against the Chargee or any Secured Party;

3.6.10.	following the occurrence of an Event of Default which is continuing, it will not claim or prove in competition with the Chargee or any Secured Party in the bankruptcy or liquidation of the Company or have the benefit of, or share in, any payment from or composition with, the Company for any indebtedness of the Company provided that if so directed by the Chargee, it will prove for the whole or any part of its claim in the liquidation or bankruptcy of the Company on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Chargee and applied in or towards the discharge of the liabilities and obligations of the Chargor to the Chargee under this Charge in such manner as the Chargee shall deem appropriate;

3.6.11.	it will not exercise its rights of subrogation against the Company;

3.6.12.	following the occurrence of an Event of Default which is continuing, it will take such action as the Chargee may, in its absolute discretion, direct in the event that it becomes possible (whether under the terms of issue of the Charged Shares, a reorganisation or otherwise) to convert or exchange the Charged Shares or have them repaid or in the event that any offer to purchase is made in respect of the Charged Shares or any proposal is made for varying or abrogating any rights attaching to them; and

3.6.13.	it will not permit any of the Charged Shares to be redeemed and repaid.
3.7.	The Chargor shall remain liable to perform all the obligations assumed by it in relation to the Charged Property and the Chargee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Chargor to perform its obligations in respect thereof.

3.8.	For the avoidance of doubt, the Chargee shall not in any circumstances incur and liability whatsoever in respect of any calls, instalments or otherwise in connection with the Charged Property.

3.9.	Upon the Chargee being satisfied that the Secured Obligations have been unconditionally and irrevocably paid and discharged in full, or as otherwise provided in the Credit Agreement or the other Loan Documents, and following a written request therefor from the Chargor, the Chargee will, subject to

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being indemnified to their reasonable satisfaction for the costs and expenses incurred by the Chargee in connection therewith, release the security constituted by this Charge.

4.	REPRESENTATIONS AND WARRANTIES OF THE CHARGOR

4.1.	The Chargor hereby represents and warrants to the Chargee and the Secured Parties that:
4.1.1.	it is not in breach of any of its obligations under this Charge;

4.1.2.	the Chargor is the sole legal and beneficial owner of all of the Charged Property free from any Lien (other than any Permitted Lien) and any options or rights of pre-emption;

4.1.3.	the Chargor has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of the Charged Property and will not do any of the foregoing at any time during the Security Period;

4.1.4.	it is not necessary that this Charge be filed, recorded or enrolled with any court or other authority in Ireland or any other jurisdiction (except filing with the Irish Companies Registration Office pursuant to Section 111 of the Companies Act 1963 and under the Uniform Commercial Code enacted in any jurisdiction;

4.1.5.	the Charged Shares constitute all of the issued share capital of the Company;

4.1.6.	the Charged Shares have been duly authorised, validly issued and are fully paid or credited as fully paid, no calls have been made in respect thereof and remain unpaid and no calls can be made in respect of such Charged Shares in the future;

4.1.7.	the terms of the Charged Shares and of the constitutive documents of the Company do not restrict or otherwise limit the Chargor’s right to transfer or charge the Charged Shares and the directors of the Company cannot refuse to register any transfer of the Charged Shares to the Chargee or any party nominated by the Chargee;

4.1.8.	it will not be required to make any deduction or withholding from any payment it may make under this Charge.
4.2.	The Chargor acknowledges that the Chargee has entered into this Charge in reliance on the representations and warranties set out in Clause 4.1.

5.	DEALINGS WITH CHARGED PROPERTY

5.1.	Unless and until the occurrence of an Event of Default which is continuing:
5.1.1.	subject always to Clause 3.3, the Chargor shall continue to be entitled to exercise all voting and consensual powers pertaining to the Charged Property or any part thereof for all purposes not inconsistent with the terms of this Charge; and

5.1.2.	the Chargor shall be entitled to receive and retain any cash dividends, but not other moneys or assets accruing on or in respect of the Charged Property or any part thereof provided that the Chargor shall not exercise such voting rights in any manner which, in the opinion of the Chargor, would, or would be reasonably likely to, violate the Credit Agreement or the Security Agreement.

5.2.	The Chargor shall pay when due all calls, installments or other payments and shall discharge all other obligations, which may become due in respect of any of the Charged Property and following the occurrence of an Event of Default which is continuing, the Chargee may if it thinks fit (but shall not be obliged to) make such payments or discharge such obligations on behalf of the Chargor. Any sums so paid by the Chargee in respect thereof shall be repayable on demand by the Chargor with interest thereon calculated in accordance with clause 2.2 and pending such repayment shall constitute part of the Secured Obligations.

5.3.	The Chargee shall not have any duty to ensure that any dividends, interest or other moneys and assets

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receivable in respect of the Charged Property are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Charged Property or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Charged Property.

5.4.	The Chargor hereby authorises the Chargee to arrange at any time and from time to time (after the occurrence of an Event of Default which is continuing) for the Charged Property or any part thereof to be registered in the name of the Chargee (or its nominee) thereupon to be held, as so registered, subject to the terms of this Charge.

5.5.	The Chargor may not take any action in relation to the Charged Property or this Charge under the provisions of Section 94 of the Act (Court order for sale).

6.	PRESERVATION OF SECURITY

6.1.	It is hereby agreed and declared that:
6.1.1.	the security created by this Charge shall be held by the Chargee as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

6.1.2.	the security created by this Charge is in addition to and independent of and shall not prejudice or merge with any other security (or any right of set-off) which the Chargee may hold at any time for the Secured Obligations or any of them;

6.1.3.	the Chargee shall not be bound to seek to recover any amounts due from the Borrowers or any other person, exercise any rights against a Borrower or any other person or enforce any other security before enforcing the security created by this Charge;

6.1.4.	no delay or omission on the part of the Chargee in exercising any right, power or remedy under this Charge shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Chargee may deem expedient; and

6.1.5.	any waiver by the Chargee of any terms of this Charge shall only be effective if given in writing and then only against the Chargee and for the purpose and upon the terms for which it is given.
6.2.	Where any discharge is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation, by virtue of Section 1001 of the Taxes Consolidation Act 1997 or otherwise without limitation, this Charge shall continue in force as if there had been no such discharge or arrangement. The Chargee shall be entitled to concede or compromise in good faith any claim that any such payment, security or other disposition is liable to avoidance or repayment.

6.3.	Until the Secured Obligations have been unconditionally and irrevocably satisfied and discharged in full to the satisfaction of the Chargee or as otherwise provided in the Credit Agreement or the Security Agreement, the Chargee may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Chargee for as long as the Chargee may think fit, any moneys received recovered or realised under this Charge or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of such amount.

7.	ENFORCEMENT OF SECURITY

7.1.	The security hereby constituted shall become enforceable upon the occurrence of an Event of Default

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which is continuing.

7.2.	At any time after the occurrence of an Event of Default which is continuing, the rights conferred on the Chargee under this Charge or by law shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing, the Chargee or any Receiver appointed hereunder without further notice to the Chargor:
7.2.1.	may solely and exclusively exercise all voting and/or consensual powers pertaining to the Charged Property or any part thereof and may exercise such powers in a such manner as the Chargee may think fit; and/or

7.2.2.	may complete any share transfer forms then held by the Chargee pursuant to this Charge in the name of the Chargee (or its nominee) and the Chargor shall do whatever the Chargee requires in order to procure the prompt registration of such transfer and the prompt issue of a new certificate or certificates for the relevant Charged Property in the name of the Chargee; and/or

7.2.3.	date any or all, as the Chargee in its absolute discretion may deem appropriate, of the letters of resignation of the Directors and Secretary of the Company provided to the Chargee pursuant to clause 3.2.5, the proxy provided to the Chargee pursuant to clause 3.2.3 and the appointment provided to the Chargee pursuant to clause 3.2.4 and sign, seal, execute, deliver, acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Chargee may in its absolute discretion deem necessary or desirable to remove any or all of the Directors and/or Secretary from the office of director or, as the case may be, secretary of the Company.

7.2.4.	may receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Charged Property or any part thereof, such dividends, interest or other moneys or assets to be held by the Chargee, as additional security charged under and subject to the terms of this Charge and any such dividends, interest and other moneys or assets received by the Chargor after such time shall be held in trust by the Chargor for the Chargee and paid or transferred to the Chargee on demand; and/or

7.2.5.	may sell, transfer, grant options over or otherwise dispose of the Charged Property or any part thereof at such place and in such manner and at such price or prices as the Chargee may deem fit, and thereupon the Chargee shall have the right to deliver, assign and transfer in accordance therewith the Charged Property so sold, transferred, granted options over or otherwise disposed of.
7.3.	At any time after the security constituted by this Charge has become enforceable:
7.3.1.	the statutory power of sale conferred by section 100 (Power of sale) of the Act free from restrictions contained in section 100(1)(a), (b), (c), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)); and

7.3.2.	the incidental powers of sale conferred by section 102 (Incidental powers)
will immediately arise and be exercisable by the Chargee and/or any Receiver (as appropriate).

7.4.	Upon any sale of the Charged Property or any part thereof by the Chargee, the purchaser shall not be bound to see or enquire whether the Chargee’s power of sale has become exercisable in the manner provided in this Charge and for the purposes and benefit of such purchaser the sale shall be deemed to be within the power of the Chargee, and the receipt of the Chargee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

7.5.	The Chargee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Charge or to make any claim or to take any action to collect any moneys assigned by this Charge or to enforce any rights or benefits assigned to it by this Charge or to which the it may at any time be entitled hereunder.

7.6.	Neither the Chargee nor any of its respective agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense incurred or

8

arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of gross negligence, dishonesty or willful default.

7.7.	The provisions of section 97 of the Act (Taking possession), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to this Charge.

7.8.	Receivers
7.8.1.	At any time after the occurrence of an Event of Default, the Chargee may by a written instrument and without notice to any party appoint a Receiver of the Charged Property or any part of it. A Receiver so appointed shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts, defaults and remuneration but the Chargee will have power from time to time to fix the remuneration of any Receiver and direct payment thereof out of the proceeds of the Charged Property. The restrictions contained in section 108(1) and the provisions of sub-sections 108(4) and (7) (Appointment of a Receiver) of the Act will not apply to the appointment of a Receiver under this clause 7.8.1;

7.8.2.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge pursuant to section 108(3) of the Act;

7.8.3.	The Chargee may by instrument in writing delegate to any such Receiver all or any of the rights, powers and discretions vested in it by this Charge;

7.8.4.	In addition to the powers conferred on the Chargee by this Charge, the Receiver appointed pursuant to Clause 7.8.1 shall have in relation to the Charged Property all the powers conferred by the Act (as extended by this Charge) on a Receiver appointed under that Act;

7.8.5.	The Chargee shall not be responsible for any negligence on the part of a Receiver, provided that the Chargee shall have used bona fides in the appointment of such Receiver;

7.8.6.	Neither the Chargee nor any Receiver appointed under this Charge shall be liable to account as mortgagee in possession in respect of any of the Charged Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever (except to the extent that the same results from their or his gross negligence or willful default in connection with any of the Charged Property) for which a mortgagee in possession might as such be liable and all costs, charges and expenses incurred by the Chargee or any Receiver appointed hereunder (including the costs of any proceedings to enforce the security) together with all Value Added Tax thereon shall be paid by the Chargor on a solicitor and own client basis and shall form part of the Secured Obligations and be charged on and paid out of the Charged Property; and

7.8.7.	All amounts realized by the Chargee in connection with the exercise of rights and remedies hereunder shall be applied by the Chargee as provided in section 3.02 (Priority of Payments) of the Security Agreement. To the extent relevant, the subordination arrangements set forth in Sections 2, 5 and 6 of the Intercreditor Agreement shall apply to this Charge.
8.	FURTHER ASSURANCES

8.1.	The Chargor shall from time to time at its expense, execute and deliver any and all such further instruments and documents and take all such actions as the Chargee in its reasonable discretion may require for:
8.1.1.	perfecting, protecting or ensuring the priority of the security hereby created (or intended to be created);

8.1.2.	preserving or protecting any of the rights of the Chargee under this Charge;

8.1.3.	ensuring that the security constituted by this Charge and the covenants and obligations of the Chargor under this Charge shall enure to the benefit of any assignee of the Chargee;

8.1.4.	facilitating the appropriation or realisation of the Charged Property or any part thereof; or

8.1.5.	the exercise of any power, authority or discretion vested in the Chargee under this Charge,

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in any such case, forthwith upon demand by the Chargee and at the expense of the Chargor.

9.	INDEMNITIES

9.1.	The Chargor will indemnify and save harmless the Chargee and each of its agents or attorneys appointed under or pursuant to this Charge from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Chargee or such agent or attorney:
9.1.1.	in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Charge;

9.1.2.	in the preservation or enforcement of the Chargee’s rights under this Charge or the priority thereof; or

9.1.3.	on the release of any part of the Charged Property from the security created by this Charge, as provided in the Security Agreement and subject to the terms thereof.

9.2	If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Chargor or the bankruptcy or liquidation of the Chargor or for any other reason any payment under or in connection with this Charge is made or fails to be satisfied in a currency (the Payment Currency) other than the currency in which such payment is due under or in connection with this Charge (the Contractual Currency), then to the extent that the amount of such payment actually received by the Chargee when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Charge, the Chargor, as a separate and independent obligation, shall indemnify and hold harmless the Chargee against the amount of such shortfall. For the purposes of this clause 9.2, rate of exchange means the rate at which the Chargee is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

10.	POWER OF ATTORNEY

10.1.	The Chargor by way of security hereby irrevocably appoints and constitutes the Chargee and any Receiver jointly and also severally the attorney or attorneys of the Chargor on the Chargor’s behalf and in the name of the Chargor or otherwise and to do all acts and to execute, seal or otherwise affect any deed, assurance, agreement, instrument, document or act which the Chargor could itself do in relation to the Charged Property or which may be required or which may be deemed proper for any of the matters provided for in this Charge.

10.2.	The power hereby conferred shall be a general power of attorney and the Chargor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do. In relation to the power referred to herein, the exercise by the Chargee of such power shall be conclusive evidence of its right to exercise the same.

10.3.	This power shall not become exercisable unless and until an Event of Default has occurred and is continuing.

11.	EXPENSES

11.1.	The Chargor shall pay to the Chargee within 10 Business Days of demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon incurred by the Chargee (or any Secured Party) or for which the Chargee may become liable in connection with:
11.1.1.	the negotiation, preparation and execution of this Charge;

11.1.2.	the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Charge or the priority hereof;

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11.1.3.	any variation of, or amendment or supplement to, any of the terms of this Charge; and /or

11.1.4.	any consent or waiver required from the Chargee in relation to this Charge, and in the case referred to in clauses 11.1.3 and 11.1.4 regardless of whether the same is actually implemented, completed or granted, as the case may be.

11.2.	The Chargor shall pay promptly all stamp, documentary, registration and other like duties and taxes to which this Charge may be subject or give rise and shall indemnify the Chargee on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Chargor to pay any such duties or taxes.

11.3.	The provisions of section 109 (Application of money received) of the Act shall not apply to this Charge.

12.	ASSIGNMENTS

12.1.	This Charge shall be binding upon and shall enure to the benefit of the Chargor and the Chargee and each of their respective successors and (subject as hereinafter provided) assigns and references in this Charge to any of them shall be construed accordingly.

12.2.	The Chargor may not assign or transfer all or any part of its rights and/or obligations under this Charge.

12.3.	The Chargee may assign or transfer all or any part of its rights or obligations under this Charge as provided in the Security Agreement. The Chargee will be entitled to disclose any information concerning the Chargor to any proposed assignee or transferee. The Chargee shall notify the Chargor promptly following any such assignment or transfer.

12.4.	In the event of assignment or transfer by the Chargee as permitted by clause 12.3, the Chargor shall at the request of the Chargee join in such assignment or transfer so as to cause the full benefit of this Charge to be passed to the relevant assignee or transferee.

13.	MISCELLANEOUS

13.1.	The Chargee, at any time and from time to time, may delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargee under this Charge in relation to the Charged Property or any part thereof. Any such delegation may be made upon such terms and be subject to the regulations as the Chargee may think fit. The Chargee shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate provided that the Chargee has acted reasonably in selecting such delegate.

13.2.	If any of the clauses, conditions, covenants or restrictions (the Provision) of this Charge or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

13.3.	This Charge (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

13.4.	This Charge may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

13.5.	A certificate of the Chargee as to the amount of any Secured Obligation owed to it (whether for itself or in a representative capacity) shall, in the absence of manifest error, be conclusive evidence of the existence and amount of such Secured Obligation.

13.6.	If the Chargee causes or requires Charged Property to be registered in the name of a nominee for the Chargee, any reference in this Charge to the Chargee shall, if the context so permits or requires, be construed as a reference to each of the Chargee and such nominee.

13.7.	The rights and remedies of the Chargee under this Charge are cumulative and without prejudice and in

11

addition to any rights or remedies which the Chargee may have at law or in equity. No exercise by the Chargee of any right or remedy under this Charge or at law or in equity shall (save to the extent, if any, provided expressly in this Charge, or at law or in equity) operate so as to hinder or prevent the exercise by it of any other right or remedy. Each and every right and remedy may be exercised from time to time as often and in such order as may be deemed expedient by the Chargee.

14.	LIMIT OF LIABILITY

The provisions of section 8.13 (Limited Recourse) of the Security Agreement shall apply mutatis mutandis to this Charge as if written out in full herein.

15.	LAW AND JURISDICTION

15.1.	This Charge, and any non-contractual obligations arising out of or in connection with this Charge, shall be governed and construed in accordance with Irish law.

15.2.	The Chargor irrevocably agrees for the benefit of the Chargee that the courts of Ireland shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, whether relating to a contractual or non-contractual obligation, which may arise out of or in connection with this Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.3.	The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 15.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Charge and agrees not to claim that any such court is not a convenient or appropriate forum in each case whether on the grounds of venue or forum non convenient or any similar grounds or otherwise.

15.4.	The submission to the jurisdiction of the courts referred to in Clause 15.2 shall not (and shall not be construed so as to) limit the right of the Chargee to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

15.5.	To the extent that the Chargor, or any of the property of the Chargor is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, the Chargor for itself, and its property does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its or his, as the case may be, obligations, liabilities or any other matter under or arising out of or in connection with this Charge or the subject matter hereof or thereof.

16.	SERVICE OF PROCESS AGENT

The Chargor hereby irrevocably appoints ILFC Ireland Limited of 30 North Wall Quay, Dublin 1 as its Agent with full authority to receive, accept and acknowledge, for itself and on its behalf, service of all process issued out of or relating to any proceedings referred to in clause 15 in the Courts of Ireland.

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Schedule A

Number and
Company	Description of Shares	Registered Holder
Artemis (Delos)	2 Ordinary Shares	Delos Aircraft Inc.
Limited	of US$1.00 each

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SCHEDULE B
Part I

To:	Bank of America, N.A.
(the Chargee)
Date:                      2010
(Date of Deed)
Dear Sirs
Artemis (Delos) Limited (the Company)
I hereby unconditionally and irrevocably authorise you to date the resignation letter in respect of the Company deposited by me with you pursuant to the share charge dated [ ] March, 2010 (the Charge) between Delos Aircraft Inc. and yourselves, as and when you become entitled to date and complete the same pursuant to the terms of the Charge.
Yours faithfully,
[name]
[Director] / [Secretary]

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SCHEDULE B
PART II
Date
The Board of Directors
Artemis (Delos) Limited (the Company)
Dear Sirs,
Resignation of Directors/Secretary
[I]/[We] hereby tender [my]/[our] resignation as [Director]/[Secretary] of the Company with effect from the date hereof .
[I]/[We] hereby confirm that we have no rights to compensation or claims against the Company for loss of office or arrears of pay [(or, in the case of secretary, fees)].
This letter shall be governed by and construed in accordance with Irish law.
Yours faithfully,

Signed and Delivered
by [insert name of director/secretary]

in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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Schedule C
Form of Proxy
We, Delos Aircraft Inc., hereby irrevocably appoint Bank of America, N.A., (as Chargee) as our proxy to vote at meetings of the shareholders of Artemis (Delos) Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name. This proxy is irrevocable by reason of being coupled with the interest of Bank of America, N.A., (as Chargee) as chargee of the aforesaid shares.

Delos Aircraft Inc.
Dated:

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Schedule D
Form of Irrevocable Appointment
We, Delos Aircraft Inc., hereby irrevocably appoint Bank of America, N.A., (as Chargee) as our duly authorised representative to sign resolutions in writing of Artemis (Delos) Limited (the Company) in respect of any existing or further shares in the Company which may have been or may from time to time be issued to us and/or registered in our name.

Delos Aircraft Inc.
Dated:

17

IN WITNESS whereof the parties hereto have caused this Charge to be duly executed on the date first written.

SIGNED by

DELOS AIRCRAFT INC.
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

SIGNED by

BANK OF AMERICA, N.A.,
in the presence of:

Witness Signature:

Witness Name:

Witness Address:

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EXHIBIT C
SECURITY AGREEMENT
FORM OF ACCOUNT CONTROL AGREEMENT
March 17, 2010
Banc of America Securities LLC
Mutual Fund Operations, NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Whereas, Delos Aircraft Inc. (“Pledgor”) has granted to Bank of America, N.A., as Collateral Agent (“Pledgee”), for the benefit of the Secured Parties, a security interest in Account number 24901405 (the “Collateral Account”), held by Banc of America Securities LLC (the “Securities Intermediary”) together with all financial funds, investments, instruments, assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the “Collateral”). Pledgor, Pledgee and the Securities Intermediary agree that the Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the “UCC”) and that all Collateral held in the Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Whereas, the grant of security interest described above is pursuant to that certain Term Loan 2 Security Agreement dated as of the date hereof among Hyperion Aircraft Inc., the Pledgor, Artemis (Delos) Limited, Apollo Aircraft Inc., the additional grantors referred to therein, and the Pledgee (the “Security Agreement”).
Terms used but not defined herein shall have the meaning set forth in the Security Agreement.
In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):
1.	The Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee. The Securities Intermediary acknowledges the security interest granted by the Pledgor in favor of the Pledgee in the Collateral.
2.	The Securities Intermediary represents, warrants and agrees that the Collateral Account (i) has been established and is and will be maintained with the Securities Intermediary on its books and records and (ii) is and will be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of which the (A) Securities Intermediary is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), (B) the Pledgor is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the Collateral Account subject to the “control” (as defined in Section 8-106 of the UCC) of the Pledgee, (C) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) of the Securities Intermediary in respect of the Collateral Account is New York and (D) all financial assets carried in the Collateral Account will have been duly credited thereto in compliance with Section 8-501 of the UCC.

3.	The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.
4.	The Collateral Account will be styled: “Delos Aircraft Inc. Collateral Account for Bank of America, N.A.”
5.	All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.
6.	(a) The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it. Except for such limitation and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee which states that Pledgee is exercising exclusive control over the Collateral Account (a “Notice of Exclusive Control”), the Securities Intermediary may comply with any investment orders or instructions from Pledgor concerning the Collateral Account, or as set forth in Section 6(b) below. A Notice of Exclusive Control (Exhibit A) may be delivered by the Pledgee at any time upon the occurrence and continuance of an Event of Default, and shall designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered. As between Pledgor and Pledgee, Pledgee agrees not to deliver a Notice of Exclusive Control until the occurrence of an Event of Default (as defined in the Security Agreement) that is continuing. For the avoidance of doubt, Securities Intermediary shall have no responsibility for monitoring or determining whether an Event of Default has occurred or is continuing.

(b)	On each Release Date, subject to the terms and conditions of the Loan Documents (including, without limitation, the satisfaction of the conditions precedent in Section 4.02 of the Credit Agreement), the Pledgee shall issue an “entitlement order” to the Securities Intermediary to distribute amounts from the Collateral Account to the Pledgor in the relevant Aggregate Requested Release Amount to the account set forth in the applicable Release Request; provided that, in the event the terms and conditions of the Loan Documents are satisfied to the satisfaction of the Pledgee and the Pledgee fails to promptly issue an “entitlement order” to the Securities Intermediary, the Pledgor shall have the right to issue an “entitlement order” to the Securities Intermediary to distribute amounts from the Collateral Account to the Pledgor in the relevant Aggregate Requested Release Amount to the account set forth in the applicable Release Request.
7.	The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable), release or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee or as otherwise instructed by the Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 6 hereof or (ii) written orders or instructions previously received from Pledgee, including without limitation, a Notice of Exclusive Control, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon. Securities Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.
8.	The Pledgor agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in house counsel, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct. The obligations of the Pledgor set forth in this paragraph 8 shall survive the termination of this Agreement.
9.	The Securities Intermediary is instructed that the Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System. The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.
10.	The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account (the “Unsubordinated Obligations”).
11.	To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.
12.	The terms of this Agreement may not be modified except by a writing signed by all parties hereto.
13.	Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. At the end of such thirty (30) day period, Securities Intermediary will deliver all assets held in the Collateral Account to Pledgee unless Pledgee and Pledgor deliver joint instructions to Securities Intermediary during such thirty (30) day period to deliver or transfer the assets held in the Collateral Account to another party or securities intermediary. In the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor. Nothing set forth in this provision shall be deemed to limit the right of Pledgee to issue orders or instructions to the Securities Intermediary pursuant to paragraph 6 hereof. Pledgee may terminate this Agreement by giving notice to Securities Intermediary and Pledgor. Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.
14.	This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 10 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.
15.	Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.
16.	The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.
17.	Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. This paragraph 16 shall survive termination of this Agreement.
18.	Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.
19.	If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.
20.	This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.
21.	This Agreement shall be governed and construed in accordance with the law of the State of New York excluding choice of law principles that would require application of the laws of a jurisdiction other than the State of New York.
*    *     *     *     *     *

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:

DELOS AIRCRAFT INC.	BANK OF AMERICA, N.A., as Collateral
Agent

By:	By:

Name:	Name:

Title:	Title:

Telephone No.:	Telephone No.:

Address:	Address:

10250 Constellation Blvd., Suite 3400	1455 Market Street, 5th Floor
Los Angeles, CA 90067	CA5-701-05-19
Attention: Treasurer with a copy to	San Francisco, CA 94103
the General Counsel	Attention: Robert Rittelmeyer
Facsimile No. (310) 788-1990	Facsimile No. (415) 503-5099

Date: , 2010	Date: , 2010
Acknowledged and Agreed to:
SECURITIES INTERMEDIARY
BANC OF AMERICA SECURITIES LLC

By:

Name:	John J. Fader

Title:	AVP

Date:	March___17, 2010
Banc of America Securities LLC
Mutual Fund Operations, NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Facsimile No. (704) 335-6727

6

Exhibit A
[Letterhead of the Pledgee]
[Date]
     A. BY FACSIMILE TRANSMISSION
((704) 335-6727) AND CERTIFIED MAIL
Banc of America Securities LLC
Mutual Fund Operations
NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Re: Delos Aircraft Inc.
      Account No. 24901405
     B. NOTICE OF EXCLUSIVE CONTROL
Ladies and Gentlemen:
As referenced in the Collateral Account Control Agreement, dated as of March 17, among Delos Aircraft Inc., as Pledgor, Bank of America N.A., as Collateral Agent for the Secured Parties, as Pledgee, and Banc of America Securities LLC, as Securities Intermediary, we hereby give you notice of our exclusive control over securities account number 24901405 (the “Collateral Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.
You are hereby instructed to [deliver][invest] the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:
[

                                                            ]

Very truly yours, BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title:

cc: Delos Aircraft Inc.